Exhibit 99


Date of Event Requiring Statement:  May 11, 2005

Issuer Name and Ticker or
  Trading Symbol:                   Scottish Re Group Limited (SCT)

Designated Filer:                   CMBP II (Cayman) Ltd.

Other Joint Filers:                 Cypress Associates II (Cayman) L.P.
                                    Cypress Merchant B Partners II (Cayman) L.P.
                                    Cypress Merchant B II-A C.V.
                                    Cypress Side-by-Side (Cayman) L.P.
                                    55th Street Partners II (Cayman) L.P.

Addresses:                          The principal business address of each of
                                    the Joint Filers above is
                                    c/o The Cypress Group L.L.C.,
                                    65 East 55th Street, 28th Floor,
                                    New York, New York 10022

Signatures:                         CYPRESS ASSOCIATES II (CAYMAN) L.P.

                                    By: CMBP II (Cayman) Ltd.,
                                        its general partner

                                    By:  /s/  Jeffrey P. Hughes
                                        ----------------------------------------
                                        Name:  Jeffrey P. Hughes
                                        Title: Director


                                    CYPRESS MERCHANT B PARTNERS II (CAYMAN) L.P.

                                    By: Cypress Associates II (Cayman) L.P.,
                                        its general partner

                                    By: CMBP II (Cayman) Ltd.,
                                        its general partner

                                    By: /s/  Jeffrey P. Hughes
                                        ----------------------------------------
                                        Name:  Jeffrey P. Hughes
                                        Title: Director


                                    CYPRESS MERCHANT B II-A C.V.

                                    By: Cypress Associates II (Cayman) L.P.,
                                        its managing general partner

                                    By: CMBP II (Cayman) Ltd.,
                                        its general partner

                                    By: /s/  Jeffrey P. Hughes
                                        ----------------------------------------
                                        Name:  Jeffrey P. Hughes
                                        Title: Director


                                    CYPRESS SIDE-BY-SIDE (CAYMAN) L.P.

                                    By: Cypress Associates II (Cayman) L.P.,
                                        its general partner

                                    By: CMBP II (Cayman) Ltd.,
                                        its general partner

                                    By: /s/  Jeffrey P. Hughes
                                        ----------------------------------------
                                        Name:  Jeffrey P. Hughes
                                        Title: Director


                                    55TH STREET PARTNERS II (CAYMAN) L.P.

                                    By: Cypress Associates II (Cayman) L.P.,
                                        its general partner

                                    By: CMBP II (Cayman) Ltd.,
                                        its general partner

                                    By: /s/  Jeffrey P. Hughes
                                        ----------------------------------------
                                        Name:  Jeffrey P. Hughes
                                        Title: Director